FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS RECORD FOURTH QUARTER AND
FULL YEAR 2013 RESULTS

Fourth Quarter 2013	Twelve Months 2013

•	Revenue Increases 15.0% to $3.9 Billion

•	Revenue Increases 12.4% to $14.7 Billion

•	Same-store Retail Revenue Increases
12.4%

•	Same-store Retail Revenue Increases 10.9%

•	Income from Continuing Operations

•	Income from Continuing Operations	Increases 20.5% to $249.6 Million (prior year
Increases 19.3% to $61.7 Million		adjusted)

•	EPS from Continuing Operations Rises

•	EPS from Continuing Operations Increases
19.3% to $0.68 per Share		20.5% to $2.76 per Share (prior year adjusted)

•	EBITDA Increases 18.8% to $485.0 Million

•	EBITDA Increases 16.6% to $119.9 Million	(prior year adjusted)
BLOOMFIELD HILLS, MI, February 13, 2014 – Penske Automotive Group, Inc. (NYSE:PAG), an
international transportation services company, announced today the highest fourth quarter and full year 2013 income from continuing operations and related earnings per share in company history. For the fourth quarter, income from continuing operations attributable to common shareholders increased
19.3% to $61.7 million and related earnings per share increased 19.3% to $0.68 per share when compared to the same period last year.

Total revenue increased 15.0% to $3.9 billion. The revenue increase was driven by an 11.4% increase in total retail unit sales, including a 9.8% increase on a same-store basis. Gross profit improved 14.2% to $586.4 million while operating income increased 15.9% to $106.7 million.

“Our business produced another outstanding quarter, completing the most successful year in the history of our company,” said Chairman Roger Penske. During the fourth quarter, same-store retail revenue increased 12.4%, with each area of our automotive dealership business posting solid year-over-year growth. Further, we continued to demonstrate expense leverage as the ratio of selling, general and administrative expenses as a percentage of gross profit improved by 40 basis points. Going forward, with a strong balance sheet and a positive outlook across our automotive dealership, car rental and commercial vehicle businesses, we remain confident in our ability to continue growing our business.”

Highlights of the Fourth Quarter

•	Total Retail Unit Sales increased 11.4% to 90,622

•	+11.2% in the United States; +11.9% Internationally

•	New unit retail sales +6.7%

•	Used unit retail sales +17.8%

•	Same-store Retail Revenue increased 12.4%

•	New +9.2%; Used +20.0%; Finance & Insurance +15.5%; Service and Parts +8.8%

•	+10.7% in the United States; +15.9% Internationally

•	Average Transaction Price Per Unit

•	New $40,025; +3.6%

•	Used $26,474; +3.5%

•	Average Gross Profit Per Unit

•	New $3,203, +$35/unit; Gross Margin 8.0%, -20 basis points

•	Used $1,742, -$117/unit; Gross Margin 6.6%, -70 basis points

•	Finance & Insurance $1,037, +$52/unit

For the year ended December 31, 2013, total revenue increased 12.4% to $14.7 billion, income from continuing operations increased 20.5% to $249.6 million and related earnings per share increased 20.5% to $2.76 per share when compared to adjusted figures in the same period last year as shown in the attached tables.

Conference Call

Penske Automotive will host a conference call discussing financial results relating to the fourth quarter of 2013 on February 13, 2014, at 2:00 p.m. Eastern Standard Time. To listen to the conference call, participants must dial (800) 230-1093 [International, please dial (612) 234-9960]. The call will also be simultaneously broadcast over the Internet through the Investors Relations section of the Penske Automotive Group website. Additionally, an investor presentation relating to the fourth quarter 2013 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc., (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company, operating automotive dealerships, commercial vehicle distribution and car rental franchises principally in the United States, Western Europe, Australia and New Zealand, employs approximately 18,000 people worldwide and is a member of the Fortune 500 and Russell 2000. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as adjusted income from continuing operations, earnings before interest, taxes, depreciation and amortization (“EBITDA” and adjusted “EBITDA”). The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s future sales potential and potential earnings outlook. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets and changes in interest rates, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to natural disasters or other disruptions that interrupt the supply of vehicles or parts to us; changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive’s business, markets, conditions and other uncertainties, which could affect Penske Automotive’s future performance. These risks and uncertainties are addressed in Penske Automotive’s Form 10-K for the year ended December 31, 2012, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com
Engage Penske Automotive: http://www.penskesocial.com
Like Penske Automotive on Facebook: https://facebook.com/PenskeCars
Follow Penske Automotive on Twitter: https://twitter.com/#!/Penskecarscorp
Visit Penske Automotive on YouTube: http://www.youtube.com/penskecars

Inquiries should contact:

David K. Jones Executive Vice President and Chief Financial Officer Penske Automotive Group, Inc. 248-648-2800 dave.jones@penskeautomotive.com	Anthony R. Pordon Executive Vice President Investor Relations and Corporate Development Penske Automotive Group, Inc. 248-648-2540 tpordon@penskeautomotive.com

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PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Millions, Except Per Share Data)
(Unaudited)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
				% Increase/				% Increase/
	2013		2012	(Decrease)	2013		2012	(Decrease)
Revenues:
New Vehicle	$1,981.6		$1,794.0	10.5%	$7,619.5		$6,753.4	12.8%
Used Vehicle	1,088.4		893.0	21.9%	4,239.2		3,700.4	14.6%
Finance and Insurance, Net	94.0		80.1	17.4%	375.7		322.3	16.6%
Service and Parts	399.8		362.9	10.2%	1,550.6		1,444.3	7.4%
Fleet and Wholesale	173.8		216.9	-19.9%	715.3		859.9	-16.8%
Commercial Vehicle and Car Rental	117.4		4.0	NM	205.1		4.0	NM

Total Revenues	$3,855.0		$3,350.9	15.0%	$14,705.4		$13,084.3	12.4%
Cost of Sales:
New Vehicle	$1,823.1		$1,646.9	10.7%	$7,034.7		$6,208.0	13.3%
Used Vehicle	1,016.8		828.1	22.8%	3,928.1		3,417.5	14.9%
Service and Parts	164.5		149.6	10.0%	630.2		603.1	4.5%
Fleet and Wholesale	172.1		211.8	-18.7%	704.2		848.8	-17.0%
Commercial Vehicle and Car Rental	92.1		1.2	NM	148.4		1.2	NM

Total Cost of Sales	$3,268.6		$2,837.6	15.2%	$12,445.6		$11,078.6	12.3%
Gross Profit	586.4		513.3	14.2%	2,259.8		2,005.7	12.7%
SG&A Expenses	462.7		407.2	13.6%	1,761.9		1,586.8	11.0%
Depreciation	17.0		14.0	21.4%	61.7		53.5	15.3%

Operating Income	106.7		92.1	15.9%	436.2		365.4	19.4%
Floor Plan Interest Expense	(12.0)		(9.5)	26.3%	(43.6)		(38.3)	13.8%
Other Interest Expense	(11.7)		(11.7)	—	(47.9)		(46.8)	2.4%
Equity in Earnings of Affiliates	8.2		6.2	32.3%	30.7		27.6	11.2%
Debt Redemption Costs	—		—	—	—		(17.8)	NM

Income from Continuing Operations Before Income Taxes	91.2		77.1	18.3%	375.4		290.1	29.4%
Income Taxes	(29.0)		(24.8)	16.9%	(124.3)		(94.3)	31.8%

Income from Continuing Operations	62.2		52.3	18.9%	251.1		195.8	28.2%
Loss from Discontinued Operations, Net of Tax	(2.5)		(3.1)	-19.4%	(5.4)		(8.6)	-37.2%

Net Income	59.7		49.2	21.3%	245.7		187.2	31.3%
Less: Income Attributable to Non-Controlling Interests	(0.5)		(0.6)	-16.7%	(1.5)		(1.7)	-11.8%

Net Income Attributable to Common Shareholders	$59.2		$48.6	21.8%	$244.2		$185.5	31.6%

Income from Continuing Operations Per Share	$0.68		$0.57	19.3%	$2.76		$2.15	28.4%

Income Per Share	$0.66	0	$0.54	22.2%	$2.70	0	$2.05	31.7%

Weighted Average Shares Outstanding	90,378,532		90,290,765	—	90,330,621		90,342,315	—

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$62.2		$52.3	18.9%	$$251.1		$195.8	28.2%
Less: Income Attributable to Non-Controlling Interests	(0.5)		(0.6)	-16.7%	(1.5)		(1.7)	-11.8%

Income from Continuing Operations, net of tax	$61.7		$51.7	19.3%	$249.6		$194.1	28.6%
Loss from Discontinued Operations, net of tax	(2.5)		(3.1)	-19.4%	(5.4)		(8.6)	-37.2%

Net Income	$59.2		$48.6	21.8%	$244.2		$185.5	31.6%

NM – not meaningful

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Balance Sheets
(Amounts In Millions)
(Unaudited)

	December 31,	December 31,
	2013	2012
Assets
Cash and Cash Equivalents	$49.8	$43.5
Accounts Receivable, Net	606.2	550.9
Inventories	2,538.3	1,975.7
Other Current Assets	88.5	90.4
Assets Held for Sale	63.8	123.4

Total Current Assets	3,346.6	2,783.9
Property and Equipment, Net	1,241.0	1,022.9
Intangibles	1,449.0	1,248.3
Other Long-Term Assets	378.9	323.9

Total Assets	$6,415.5	$5,379.0

Liabilities and Equity
Floor Plan Notes Payable	$1,704.4	$1,404.9
Floor Plan Notes Payable – Non-Trade	903.2	711.4
Accounts Payable	374.7	261.1
Accrued Expenses	264.0	222.6
Current Portion Long-Term Debt	50.0	19.5
Liabilities Held for Sale	35.5	75.6

Total Current Liabilities	3,331.8	2,695.1
Long-Term Debt	1,033.2	917.1
Other Long-Term Liabilities	528.4	450.5

Total Liabilities	4,893.4	4,062.7
Equity	1,522.1	1,316.3

Total Liabilities and Equity	$6,415.5	$5,379.0

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Selected Data
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Geographic Revenue Mix:
U.S.	64%	67%	64%	65%
U.K.	32%	31%	34%	34%
Other International	4%	2%	2%	1%

Total	100%	100%	100%	100%
Revenue Mix:
Automotive Dealership	97%	100%	99%	100%
Commercial Vehicle and Car Rental	3%	—	1%	—
Total	100%	100%	100%	100%
Automotive Dealership Revenue Mix:
Premium/Luxury:
BMW	26%	29%	25%	26%
Audi	13%	12%	13%	12%
Mercedes-Benz	11%	11%	11%	11%
Lexus	4%	4%	4%	4%
Land Rover	5%	4%	4%	4%
Porsche	5%	5%	5%	5%
Ferrari / Maserati	2%	2%	2%	2%
Acura	2%	1%	1%	2%
Others	3%	4%	4%	4%

Total Premium/Luxury	71%	72%	69%	70%
Volume Foreign:
Toyota	11%	10%	11%	10%
Honda	9%	9%	11%	11%
Nissan	1%	1%	1%	1%
Volkswagen	2%	2%	2%	2%
Others	2%	2%	2%	2%

Total Volume Foreign	25%	24%	27%	26%
Domestic Big 3:
General Motors / Chrysler / Ford	4%	4%	4%	4%

Total Automotive Dealership Revenue	100%	100%	100%	100%
Gross Profit Mix:
New Vehicles	27.0%	28.7%	25.9%	27.2%
Used Vehicles	12.2%	12.6%	13.8%	14.1%
Service and Parts	40.2%	41.6%	40.7%	42.0%
Finance and Insurance	16.0%	15.6%	16.6%	16.1%
Fleet and Wholesale	0.3%	0.9%	0.5%	0.5%
Commercial Vehicle and Car Rental	4.3%	0.6%	2.5%	0.1%

Total	100.0%	100.0%	100.0%	100.0%

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Selected Data
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2013	2012	Increase/ (Decrease)	2013	2012	Increase/ (Decrease)
Operating items as a percentage of revenue:
Gross Profit:
New Vehicle	8.0%	8.2%	-20 bps	7.7%	8.1%	-40 bps
Used Vehicle	6.6%	7.3%	-70 bps	7.3%	7.6%	-30 bps
Service and Parts	58.9%	58.8%	10 bps	59.4%	58.2%	120 bps
Fleet and Wholesale	1.0%	2.4%	-140 bps	1.6%	1.3%	30 bps
Commercial Vehicle and Car Rental	21.6%	NM	NM	27.6%	NM	NM

Total Gross Profit	15.2%	15.3%	-10 bps	15.4%	15.3%	10 bps
Selling, General and Admin. Expenses	12.0%	12.2%	-20 bps	12.0%	12.1%	-10 bps
Operating Income	2.8%	2.7%	10 bps	3.0%	2.8%	20 bps
Inc. From Cont. Ops. Before Inc. Taxes	2.4%	2.3%	10 bps	2.6%	2.2%	40 bps
Operating items as a percentage of total gross profit:
Selling, General and Administrative Expenses	78.9%	79.3%	-40 bps	78.0%	79.1%	-110 bps
Operating Income	18.2%	17.9%	30 bps	19.3%	18.2%	110 bps

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
			% Increase/			% Increase/
	2013	2012	(Decrease)	2013	2012	(Decrease)
Other (Amounts in Millions):
EBITDA*	$119.9	$102.8	16.6%	$485.0	$390.4	24.2%
Adjusted EBITDA*	119.9	102.8	16.6%	485.0	408.2	18.8%
Rent Expense	47.5	43.4	9.4%	181.2	171.2	5.8%
Floorplan Credits	6.5	6.4	1.6%	26.6	23.3	14.2%

*	See the following Non-GAAP reconciliation tables

NM – not meaningful

PENSKE AUTOMOTIVE GROUP, INC.
Automotive Retail Operations Selected Data
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
			% Increase/			% Increase/
	2013	2012	(Decrease)	2013	2012	(Decrease)
Total Retail Units:
New Retail	49,510	46,422	6.7%	199,795	180,949	10.4%
Used Retail	41,112	34,912	17.8%	166,419	145,087	14.7%

Total Retail	90,622	81,334	11.4%	366,214	326,036	12.3%

Same-Store Retail Units:
New Same-Store Retail	48,097	45,652	5.4%	192,433	177,171	8.6%
Used Same-Store Retail	39,827	34,455	15.6%	159,336	142,033	12.2%

Total Same-Store Retail	87,924	80,107	9.8%	351,769	319,204	10.2%

Same-Store Retail Revenue:
(Amounts in millions)
New Vehicles	$1,925.5	$1,763.4	9.2%	$7,351.2	$6,613.9	11.1%
Used Vehicles	1,060.6	883.6	20.0%	4,089.8	3,646.2	12.2%
Finance and Insurance, Net	91.5	79.2	15.5%	365.7	318.8	14.7%
Service and Parts	387.9	356.5	8.8%	1,490.4	1,415.8	5.3%

Total Same-Store Retail	$3,465.5	$3,082.7	12.4%	$13,297.1	$11,994.7	10.9%

Retail Revenue Mix:
New Vehicles	55.6%	57.3%	-170 bps	55.3%	55.3%	—
Used Vehicles	30.6%	28.5%	210 bps	30.8%	30.3%	50 bps
Finance and Insurance, Net	2.6%	2.6%	—	2.7%	2.6%	10 bps
Service and Parts	11.2%	11.6%	-40 bps	11.2%	11.8%	-60 bps
Average Revenue per Vehicle Retailed:
New Vehicles	$40,025	$38,645	3.6%	$38,137	$37,322	2.2%
Used Vehicles	26,474	25,578	3.5%	25,473	25,505	-0.1%
Gross Profit per Vehicle Retailed:
New Vehicles	$3,203	$3,168	1.1%	$2,927	$3,014	-2.9%
Used Vehicles	1,742	1,859	-6.3%	1,869	1,950	-4.2%
Finance and Insurance	1,037	985	5.3%	1,026	989	3.7%

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Non-GAAP Reconciliation
(Unaudited)

Reconciliation of reported income from continuing operations net of taxes and earnings per share to adjusted income from continuing operations net of taxes and earnings per share for the twelve months ended December 31, 2013 and 2012:

	Income			Earnings Per Share
	Twelve Months Ended			Twelve Months Ended
	December 31,			December 31,
			% Increase/			% Increase/
(Amounts in Millions)	2013	2012	(Decrease)	2013	2012	(Decrease)
Income from Continuing Operations Net of Tax and Earnings per Share	$249.6	$194.1	28.6%	$2.76	$2.15	28.4%
Debt Redemption Costs (1)	—	13.0	NM	—	0.14	NM

Adjusted Income from Continuing Operations and Adjusted Earnings Per Share	$249.6	$207.1	20.5%	$2.76	$2.29	20.5%

(1)	Costs associated with the redemption of the Company’s $375 million of 7.75% senior subordinated notes due 2016 of $17.8 million ($13.0 million net of taxes), or $0.14 per share.

NM – not meaningful

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Non-GAAP Reconciliation
(Unaudited)

Reconciliation of reported net income to earnings before interest, taxes, depreciation and amortization (“EBITDA) and adjusted EBITDA for the three months and twelve months ended December 31, 2013 and 2012:

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
			% Increase/			% Increase/
(Amounts in Millions)	2013	2012	(Decrease)	2013	2012	(Decrease)
Net Income	$59.7	$49.2	21.3%	$245.7	$187.2	31.3%
Depreciation	17.0	14.0	21.4%	61.7	53.5	15.3%
Other Interest Expense	11.7	11.7	—	47.9	46.8	2.4%
Income Taxes	29.0	24.8	16.9%	124.3	94.3	31.8%
Loss from Discontinued Operations, net	2.5	3.1	-19.4%	5.4	8.6	-37.2%

EBITDA	$119.9	$102.8	16.6%	$485.0	$390.4	24.2%
Add Back: Debt redemption costs (1)	—	—	—	—	17.8	—

Adjusted EBITDA	$119.9	$102.8	16.6%	$485.0	$408.2	18.8%

(1)	Costs associated with the redemption of the Company’s $375 million of 7.75% senior subordinated notes due 2016 of $17.8 million ($13.0 million net of taxes), or $0.14 per share.

NM – not meaningful

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